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THE TURKISH INVESTMENT FUND, INC.

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:

Enclosed is a prospectus dated June 5, 2006, and other materials relating to the offer of 1,408,046 shares of common stock of The Turkish Investment Fund, Inc. (the ‘‘Fund’’), issuable upon the exercise of rights distributed to shareholders of record as of the close of business on June 5, 2006 (the record date).

As described in the enclosed prospectus, the Fund has issued one right for each share of common stock registered in your name as of the record date. Under the terms of the offer, four rights entitle the holder to acquire one share at the subscription price, which will be 95% of the average of the last reported sales price per share of the Fund’s common stock trades on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires. In order to subscribe, the subscriber is required to submit the estimated subscription price of $18.08 per share to the subscription agent. The terms of the offer also entitle record date stockholders to subscribe, subject to certain conditions and allotment, for shares not subscribed for through the exercise of rights in the primary subscription as described in the enclosed prospectus. In addition, the rights are non-transferable.

The rights may only be exercised by you as the registered holder. Accordingly, we are asking you to contact your clients for whom you hold common shares of the Fund registered in your name, or in the name of your nominee, to obtain instructions with respect to the rights. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

Enclosed are copies of the following documents:

1.	A prospectus dated June 5, 2006.

2.	A form of Notice of Guaranteed Delivery.

3.	A return envelope addressed to American Stock Transfer & Trust Company, the subscription agent.

Your prompt action is requested. The offer expires at 5:00 p.m., New York City time, on June 28, 2006, unless extended.

Additional copies of the enclosed materials may be obtained by calling Georgeson Shareholder Communications Inc., the information agent for the offer, at 1-212-440-9800.

Very truly yours,

Ronald E. Robison
President
The Turkish Investment Fund, Inc.

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF THE FUND, THE SUBSCRIPTION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE FUND'S COMMON STOCK, OR AUTHORIZE YOU OR ANY PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE ENCLOSED PROSPECTUS OR THE SUBSCRIPTION CERTIFICATE.